UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2005

THE HARTCOURT COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

001-12671	87-0400541
(Commission File Number)	(IRS Employer Identification No.)

Room 304-306, Yong Teng Plaza, 1065,
Wuzhong Road, Shanghai, China	201103

(Address of Principal Executive Offices)	(Zip Code)

(86 21) 51521577

(Registrant’s Telephone Number, Including Area Code)

3F, 710 Changping Road, Shanghai China

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01        OTHER EVENTS

On August 8, 2005, the Board of Directors of The Hartcourt Companies, Inc. (the “Company”) decided to postpone its annual meeting of shareholders previously scheduled for August 15, 2005.

The News Release of the Company dated August 9, 2005, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

99.1	Press Release dated August 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTCOURT COMPANIES, INC. (Registrant)

Date: August 9, 2005	By:	/s/ Carrie Hartwick
Carrie Hartwick
Chief Executive Officer